Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Exact Sciences Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kevin T. Conroy, President and Chief Executive Officer of the Company and Jeffrey T. Elliott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin T. Conroy
Kevin T. Conroy
President and Chief Executive Officer

July 31, 2020

/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer

July 31, 2020